SUPERVISORY AGREEMENT

            This Supervisory Agreement (Agreement) is made and is effective this 22nd day of September, 2000 (the Effective Date), by and between First Federal Savings Bank (the Association), a stock-chartered association, having its main office located in Bryan Texas, and the Office of Thrift Supervision (OTS), an office within the United States Department of the Treasury, having its principal executive offices located at 1700 G Street, N.W., Washington, D.C. 20552, acting through its Midwest Regional Director or his/her designee (Regional Director).

            WHEREAS, the OTS is the primary federal regulator of the Association; and

            WHEREAS, based on the Report of Examination dated June 1, 2000 (ROE), the OTS is of the opinion that the Association has engaged in acts and practices that: (i) have resulted in violations of certain of the laws or regulations to which the Association is subject, and/or (ii) are considered to be unsafe and unsound; and

            WHEREAS, the OTS is of the opinion that grounds exist for the initiation of administrative proceedings against the Association; and

            WHEREAS, the OTS is of the view that it is appropriate to take measures intended to ensure that the Association will: (i) comply with all applicable laws and regulations, and (ii) engage in safe and sound practices; and

            WHEREAS, the Association, acting through its Board of Directors (the Board) without admitting or denying any violations of laws or regulations and/or unsafe and unsound practices wishes to cooperate with the OTS and to evidence the intent to: (i) comply with all applicable laws and regulations, and (ii) engage in safe and sound practices.

            NOW THEREFORE, in consideration of the above premises, the mutual undertakings set forth herein, the parties hereto agree as follows:

COMPLIANCE WITH LAWS, REGULATIONS & SAFE AND SOUND PRACTICES

1.         Compliance with Regulations

            The Association shall take all necessary and appropriate actions to achieve compliance with the following:

A.	Section 560.160 of the OTS Regulations, 12 CFR § 560.160 (regarding asset classification);
B.	Section 562.1 of the OTS Regulations, 12 CFR § 562.1 (regarding regulatory reporting requirements);
	1.	Section 562.2 of the OTS Regulations, 12 CFR § 562.2 (regarding regulatory reporting standards);

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2.	Section 563.161 of the OTS Regulations, 12 CFR § 563.161 (regarding management and financial policies and compensation);
3.	Section 563.41 of the OTS Regulations, 12 CFR § 563.41 (regarding loans and other transactions with affiliates and subsidiaries);
4.	Section 563.170 of the OTS Regulations, 12 CFR § 563.170 (regarding establishment and maintenance of records);
5.	Section 563.180 of the OTS Regulations, 12 CFR § 563.180 (regarding suspicious activity reports)

CORRECTIVE PROVISIONS

2.         President and Chief Executive Officer

A.	Within 30 days prior to the termination of the employment contract of the interim president and chief executive officer (CEO), which ends on November 22, 2000, the Association and its Board of Directors shall notify OTS that the Board of Directors has made provisions to retain or employ a capable and qualified president and chief executive officer (CEO).

B.	Prior to the employment of a qualified president and CEO or the appointment of new directors, the Association and its Board shall submit a notice in accordance with the requirements of Paragraph 7 herein.

3.         Management

A.	By September 30, 2000, the Association and its Board of Directors shall establish a workable Board committee structure that provides for all committees to meet on a reasonable and regular schedule
B.	The Association and its Board of Directors shall not make any severance payment to former president and CEO Stan Stephens except: (i) as provided in Paragraph 7 herein, and (ii) after receipt of a written notice of non-objection from the Regional Director.

4.         Business Plan

A.	By September 30, 2000, the Association shall develop a one-year Business Plan, which must be submitted to the Regional Director for non-objection. The Business Plan shall address, at a minimum, the corrective actions detailed in the OTS June 1, 2000 ROE, and shall include;

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	1)	a target date, but not later than March 31, 2001, for reaching "well capitalized" status in conformance with Section 565.4 of the OTS Regulations, 12 CFR § 565.4;
	2)	a contingent capital plan describing the Board's strategy to increase capital to avoid undercapitalization;
	3)	strategies for reducing noninterest expenses, especially general and administrative expenses;
	4)	development of profitable lines of business; and
	5)	strategies for enhancing the viability of the North Bryan branch.
B.	The Association and its Board of Directors shall establish procedures to (i) monitor the Association's actual results against the projections in the Plan, (ii) provide for appropriate adjustments to the Business Plan, and (iii) submit any revised Business Plan to the Regional Director for non-objection. The Association and its Board of Directors shall update the Business Plan on an annual basis and submit such revised Business Plan to the Regional Director for non-objection.

5.         Disposition of Assets

A.	By August 31, 2000, the Association and its Board of Directors shall ensure that: (i) the subprime lending program is discontinued, (ii) repossessed assets are disposed of in accordance with the Association's policies, (iii) losses are timely recognized, and (iv) allowance for loan and lease losses are adequate.

B.	The Association and its Board of Directors shall establish procedures for timely processing of insurance claims on repossessed vehicles.
C.	The Association and its Board of Directors shall conduct a quarterly review of its loan loss reserves for all Second Chance loans.

6.         Transactions With Affiliates

A.	The Association or its subsidiaries shall not, either directly or indirectly, engage in any transaction with an affiliate, except as specifically provided in 12 CFR § 563.41 and 12 CFR § 563.42.
B.	By August 31, 2000, the Association and its Board of Directors shall establish an adequate system of records for all transactions between the Association and its holding company.

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7.         Changes in Directors or Executive Officers; Terms of Employment and Golden Parachute Payments.

A.	As required by 12 USC § 1831i, and Subpart H of the OTS Regulations, Notice of Changes of Director or Senior Executive Officer, 12 CFR § 563.550 et seq., the Association shall provide at least 30 days' prior written notice of any changes to its directorate or executive officer staff to the OTS before the employment becomes effective.

B.	Pursuant to OTS Regulatory Bulletin No. 27a, the Association shall not enter into, renew, extend or revise any contractual arrangement related to compensation or benefits with any director, senior executive officer of the Association, or any subsidiary thereof, unless its first (i) provides a minimum of 30 days' advance notice of the proposed transaction, and (ii) receives a written notice of non objection from the Regional Director.

C.	The Association shall not make any golden parachute payment, as that term is defined in Section 18(k) of the FDIA, 12 USC § 1828(k), and as it may be further defined in regulations adopted by the Federal Deposit Insurance Corporation (FDIC) under that authority, unless it first (i) provides a minimum of 30 days' advance notice of the proposed payment, and (ii) receives a written notice of non objection from the Regional Director with regard thereto.

MISCELLANEOUS

8.         Director Responsibility

            Notwithstanding the requirements of this Agreement that the Board submit various matters to the Regional Director for the purpose of receiving his approval, non-objection or notice of acceptability, such regulatory oversight does not derogate or supplant each individual member's continuing fiduciary duty. The Board shall have the ultimate responsibility for overseeing the safe and sound operation of the Association at all times, including compliance with the determinations of the Regional Director as required by this Agreement.

9.         Compliance with Agreement

A.	The Board and officers of the Association shall take immediate action to cause the Association to comply with the terms of this Agreement and shall take all actions necessary or appropriate thereafter to cause the Association to continue to carry out the provisions of this Agreement.

B.	The Board, on a monthly basis, shall adopt a board resolution (the Compliance Resolutions) formally resolving that, following a diligent inquiry of relevant information (including reports of management), to the best of its knowledge and belief, during the immediately preceding calendar month, the Association has complied with each provision of this Agreement currently in effect, except as

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otherwise stated. The Compliance Resolution shall: (i) specify in detail how, if at all, full compliance was found not to exist, and (ii) identify all notices of exemption or non objection issued by the Regional Director that were outstanding as of the date of its adoption.

C.	The minutes of the meeting of the Board shall set forth the following information with respect to the adoption of each Compliance Resolution: (i) the identity of each director voting in favor or its adoption, and (ii) the identity of each director voting in opposition to its adoption or abstaining from voting thereon, setting forth each such director's reasoning for opposing or abstaining.

D.	No later than the 25th Calendar Day of the month following the end of a calendar quarter, beginning with the end of the first calendar quarter following the Effective Date, the Association shall provide to the Regional Director a certified true copy of the Compliance Resolution[s] adopted at the Board Meeting of each month in such calendar quarter. The Board, by virtue of the Association's submission of a certified true copy of each such Compliance Resolution to the Regional Director, shall be deemed to have certified to the accuracy of the statements set forth in each Compliance Resolution, except as provided below. In the event that one or more Directors do not agree with the representations set forth in a Compliance Resolution, such disagreement shall be noted in the minutes of the Association.

10.        Definitions

            All technical words or terms used in this Agreement for which meanings are not specified or otherwise provided by the provisions of this Agreement shall, insofar as applicable, have meanings as defined in Chapter V of Title 12 of the Code of Federal Regulations, HOLA, FDIA or OTS Memoranda. Any such technical words or terms used in this Directive and undefined in said Code of Federal Regulations, HOLA, FDIA, or OTS Memoranda shall have meanings that are in accordance with the best custom and usage in the savings and loan industry.

11.        Successor Statutes, Regulations, Guidance, Amendments

            Reference in this Agreement to provisions of statutes, regulations, and OTS Memoranda shall be deemed to include references to all amendments to such provisions as have been made as of the Effective Date and references to successor provisions as they become applicable.

12.        Notices

            Except as otherwise provided herein, any request, demand, authorization, direction, notice, consent, waiver or other document provided or permitted by the Directive to be made upon, given or furnished to, delivered to, or filed with the OTS or the Association shall be in writing and mailed, first class or overnight courier, or means of electronic transmission, or physically delivered, and addressed as follows:

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OTS:	Midwest Regional Office 122 W. John Carpenter Fwy Suite 600 Irving, TX 75039 (972) 281-2000 - Main Number (972) 281-2001 - Main Facsimile	Association:	First Federal Savings Bank 2900 Texas Avenue Bryan, Texas 77802 (409) 779-2900 - Main Number (409) 822-5654 - Main Facsimile

13.        Duration, Termination or Suspension of Agreement
A.	This Agreement shall: (i) become effective upon its execution by the OTS, through its authorized representative whose signature appears below, and (ii) remain in effect until terminated, modified or suspended in writing by the OTS, acting through its Director or the Regional Director (including any authorized designee thereof).

B.	The Regional Director in his or her sole discretion, may, by written notice, suspend any or all provisions of this Agreement.

14.        Time Limits

            Time limitations for compliance with the terms of this Agreement run from the Effective Date, unless otherwise noted.

15.        Effect of Headings

            The Section headings herein are for convenience only and shall not affect the construction hereof.

16.        Separability Clause

            In case any provision in this Agreement is ruled to be invalid, illegal or unenforceable by the decision of any Court of competent jurisdiction, the validity, legality and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby, unless the Regional Director in his/her sole discretion determines otherwise.

17.        No Violations of Law, Rule, Regulation or Policy Statement Authorized; OTS Not              Restricted.

            Nothing in this Agreement shall be construed as: (i) allowing the Association to violate any law, rule, regulation, or policy statement to which it is subject, or (ii) restricting the OTS from taking such action(s) that are appropriate in fulfilling the responsibilities placed upon it by law, including, without limitation, any type of supervisory, enforcement or resolution action that the OTS determines to be appropriate.

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18.        Successors in Interest/Benefit

            The terms and provisions of this Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their successors in interest. Nothing in this Agreement, express or implied, shall give to any person or entity, other than the parties hereto, the Federal Deposit Insurance Corporation and their successors hereunder, any benefit or any legal or equitable right, remedy or claim under this Agreement.

19.        Signature of Directors

            Each Director signing this Agreement attests, by such act, that she or he, as the case may be, voted in favor of the resolution, in the form attached to this Agreement, authorizing the execution of this Agreement by the Association.

20.        Integration Clause; Impact on Other Enforcement Documents

            This Agreement represents the final written agreement of the parties with respect to the subject matter hereof and constitutes the sole agreement of the parties as of the Effective Date, with respect to such subject matter.

21.        Enforceability of Agreement

            The Association represents and warrants that this Agreement has been duly authorized, executed, and delivered, and constitutes, in accordance with its terms, a valid and binding obligation of the Association. The Association acknowledges that this Agreement is a written agreement entered into with the OTS within the meaning of Section 8 of the FDIA, 12 USC § 1818.

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            IN WITNESS WHEREOF, the OTS, acting by and through the Regional Director and the Association, in accordance with a duly adopted resolution of its Board (copy attached hereto), hereby execute this Agreement as of the Effective Date.

OFFICE OF THRIFT SUPERVISION	FIRST FEDERAL SAVINGS BANK BRYAN, TEXAS
By:	By:
/s/Frederick R. Casteel Frederick R. Casteel Regional Director	/s/David D. Rinehart David D. Rinehart, Interim President
/s/Gary A. Snoe Gary A. Snoe, Chairman of the Board
DIRECTORS OF THE ASSOCIATION
/s/Richard L. Peacock Richard L. Peacock, Director	/s/George Koenig, Director George Koenig
/s/Ernest A. Wentrcek Ernest A. Wentrcek, Director	/s/Charles Neelley Charles Neelley, Director
/s/Helen Chavarria Helen Chavarria, Director	/s/Robert H. Conaway Robert H. Conaway, Director
/s/Ken L. Hayes Ken L. Hayes, Director	/s/Joseph Krolczyk Joseph Krolczyk, Director
/s/J. Roland Ruffino J. Roland Ruffino, Director

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